Sovereign Bancorp, Inc. Investor Presentation July 21, 2005

Agenda
Forward Looking Statement
Non-GAAP Financial Measures
Overview of Sovereign
An Exceptional Franchise Serving the Northeastern United States
Vision
Mission
Sovereign's Business Strategy
Summary of Sovereign's Business Model
Local Market Tactics
Initial Results of Local Markets Are Good
Emphasis on Teamwork and Continuous Improvement Culture
Team Members Continuously Involved in Improving Operations
Shareholder Value and Corporate Governance
Above Average Shareholder Value Creation
Above Average Shareholder Value Creation
Above Average Shareholder Value Creation
Insider Ownership and Buys Last Twelve Months
Strong Corporate Governance
Improving Performance and Strong Operating/Cash Earnings Growth
Stronger Balance Sheet
Improved Quality of Balance Sheet
Balance Sheet Has Been Gradually Delevered
Positive Operating Leverage
Consistent Growth in Operating/Cash Earnings
Improvement in Operating Metrics
High Cost Debt Has Been Paid Off
Capital Management
Strong Internal Generation of Capital
Return of Net Income to Shareholders
Capital Allocation Discipline
Capital Allocation Decisions
Sovereign's Growth Compared to Eastern U.S. Banks and Thrifts
Growth Driven in Part by Acquisitions
Prices Paid Have Been on Par With or Lower Than the Market
Comparison to Top 50 Banks
Sovereign's Total Loan Yield Compared to Top 50 National Banks
Sovereign's Total Deposit Cost Compared to Top 50 National Banks
Sovereign's Efficiency Ratio Compared to Top 50 National Banks
Sovereign's Tier 1 Leverage Compared to Top 50 National Banks
Management's Priorities
Summary
Earnings Goals 2005 through 2007
Above Average Shareholder Value Creation Potential
Analyst Opinions Relative to Eastern U.S. Banks/Rating Agency Actions
Clear and Consistent Strategy and Tactics for the Future
Appendix
One Non-GAAP Financial Measure
Reconciliation of Operating/Cash Earnings to GAAP Earnings - Actual
Reconciliation of Operating/Cash EPS to GAAP EPS - Actual
Reconciliation of Operating/Cash EPS to GAAP EPS - Forward Looking Stretch Goals
Reconciliation of Equity to Tangible Equity and Operating/Cash Return on Equity to Operating/Cash Return on Tangible Equity - Actual

Agenda Overview of Sovereign's Strategies and Performance Shareholder Value and Corporate Governance Improving Performance and Strong Operating/Cash Earnings Growth Capital Allocation Discipline Comparison to Top 50 Banks and Management's Priorities Summary and What to Expect From Sovereign

Forward Looking Statement This presentation contains statements of Sovereign's vision, mission, strategies, goals, beliefs, plans, objectives, expectations, anticipations, estimates, intentions, financial condition, results of operation, estimates of future operating results for Sovereign Bancorp, Inc. as well as estimates of financial condition, operating efficiencies, revenue creation and shareholder value. These statements and estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to: general economic conditions; changes in interest rates; inflation; deposit flows; loan demand; real estate values; competition; changes in accounting principles, policies, or guidelines; integration of acquired assets, liabilities, customers, systems and management personnel into Sovereign's operations and the ability to realize the related revenue synergies and cost savings within expected time frames; possibility that expected merger-related charges are materially greater than forecasted or that final purchase price allocations based on fair value of the acquired assets and liabilities at acquisition date and related adjustments to yield and/or amortization of the acquired assets and liabilities are materially different from those forecasted; deposit attrition, customer loss, revenue loss and business disruption following Sovereign's acquisitions, including adverse effects on relationships with employees may be greater than expected; anticipated acquisitions may not close on the expected closing date or it may not close; the conditions to closing anticipated acquisitions, including stockholder and regulatory approvals, may not be satisfied; Sovereign's timely development of competitive new products and services in a changing environment and the acceptance of such products and services by customers; the willingness of customers to substitute competitors' products and services and vice versa; the ability of Sovereign and its third party processing and related systems on a timely and acceptable basis and within projected cost estimates; the impact of changes in financial services policies, laws and regulations, including laws, regulations, policies and practices concerning taxes, banking, capital, liquidity, proper accounting treatment, securities and insurance, and the application thereof by regulatory bodies and the impact of changes in and interpretation of generally accepted accounting principles: technological changes; changes in consumer spending and saving habits; unanticipated regulatory or judicial proceedings; changes in asset quality; employee retention; reserve adequacy; changes in legislation or regulation or policy or the application thereof; and other economic, competitive, governmental, regulatory, and technological factors affecting the Company's operations, pricing, products and services. Sovereign Bancorp is followed by several market analysts. Please note that any opinions, estimates, forecasts, or predictions regarding Sovereign Bancorp's performance or recommendations regarding Sovereign's securities made by these analysts are theirs alone and do not represent opinions, estimates, forecasts, predictions or recommendations of Sovereign Bancorp or its management. Sovereign Bancorp does not by its reference to any analyst opinions, estimates, forecasts regarding Sovereign's performance or recommendations regarding Sovereign's securities imply Sovereign's endorsement of or concurrence with such information, conclusions or recommendations.

Non-GAAP Financial Measures This report contains Financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). Sovereign's management uses the non-GAAP measures of Operating/Cash Earnings, and the related per share amounts, in its analysis of the company's performance. These measures, as used by Sovereign, adjust net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature or are associated with acquiring or integrating businesses, and certain non-cash charges. Operating/Cash Earnings represent net income adjusted for after-tax effects of merger-related and integration charges, other various non-recurring charges and the amortization of intangible assets. Since certain of these items and their impact on Sovereign's performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information in evaluating the operating results of Sovereign's core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Overview of Sovereign

An Exceptional Franchise Serving the Northeastern United States Overall Market Share(1) Market Rank Company Share (%) 1 Bank of America 16.51% 2 Royal Bk of Scotland 8.54 3 Wachovia 7.85 4 Sovereign 5.89 5 TD Banknorth proforma 4.46 6 PNC Financial 3.83 7 Commerce 3.07 Key: Sovereign Branches ~$60 billion bank; 19th largest bank in the U.S. 665 branches & over 1,000 ATM's PA NH DE WV VA MD RI CT NY NJ VT ME MA Demographics Demographics Median HH Income HH Inc Change '05-'10 SOV $59,889 20.47 US $49,747 17.36 Source: SNL DataSource (1) Includes CT, MA, NH, NJ, Eastern PA and RI

Vision Sovereign is a World Class financial services provider, committed to helping our customers succeed by understanding and anticipating their individual financial needs and providing customized solutions, resulting in each customer having six or more services with Sovereign
Mission When consumers and businesses think of a World Class financial services provider, they choose Sovereign

Sovereign's Business Strategy Combining the best of a large bank with the best of a smaller community bank. Best of a Large Bank: Products and services Technology Brand Delivery channels and distribution system Talent Diversification Sophistication of risk management Best of a Small Bank: Flat structure Local decision making Cross functional lines to deliver bank to customer Treat customers as "individuals" Active community involvement culture

Summary of Sovereign's Business Model Target attractive markets (growth opportunities, market insight) Community banking delivery model in all markets, effective 1/1/05 10 local markets, each with a Market CEO Local decision making by experienced commercial bankers Consumer banking emphasizes convenience and customer service Many markets offer 7 day banking Appointment banking 24/7/365 phone and internet availability Guaranteed minimum customer service standards/"Red Carpet" service Best-in-class customer/product makeup Full product suite Customer mapping/segmentation Targeting 6+ services sold/used Extremely attractive franchise in one of the most desired geographic markets in the world Consistent growth in operating/cash earnings, improving operating metrics and high internal generation of capital

Local Market Tactics Presidents calling on small/medium sized businesses Small community banking, commercial real estate and C&I focus Courier pick-up service for small businesses Localized banking for consumers Localized marketing compliments bank-wide brand advertising Free checking for consumers, businesses and not-for-profit organizations Free bill pay Local market private banking services Sales results are monitored on a daily basis

Initial Results of Local Markets Are Good Consumer Banking Business Banking $ in thousands January 2005 March 2005 June 2005 # of new consumer checking accounts 11,300 16,100 23,100 # of new Net Banking customers 11,300 12,400 15,500 # of POS transactions 5,732,300 7,089,500 7,206,400 Consumer deposit fees $16,433 $18,057 $19,012 $ in thousands January 2005 March 2005 June 2005 # of new commercial checking accounts 2,600 3,100 3,100 Commercial loan originations $323,600 $475,300 $488,300

Emphasis on Teamwork and Continuous Improvement Culture

Team Members Continuously Involved in Improving Operations Revenue: Make good loans with good margins + Interest Income Hold A grade investment securities + Interest Income Sell other financial services + Fee Income Collect fees for deposits, cash mgmt, loans, capital markets, precious metals, etc. + Fee Income Mistakes: Bad loans - Provision/Charge-offs Bad checks, fraud, poor reconcilements, etc. - Losses Deposit Sales: Core and other deposits - Interest Expense We Invest in People - Salary/Benefits Our People Need Systems, Space, Computers, etc. - Operating Expense Pay Uncle Sam - Tax Expense OUR GOAL - Net income growth of 10% - 15% a year NET INCOME EPS (Net income divided by number of shares) EPS = How We Make Money

Shareholder Value and Corporate Governance

Above Average Shareholder Value Creation 6/30/05 closing price of $22.34 3-Year Stock Price Performance

Above Average Shareholder Value Creation 6/30/05 closing price of $22.34 5-Year Stock Price Performance

Above Average Shareholder Value Creation 6/30/05 closing price of $22.34 10-Year Stock Price Performance

Insider Ownership and Buys Last Twelve Months 1st Qtr 2nd Qtr East 0.0807 0.9193 Insider Ownership* as of March 1, 2005 * Includes non-vested and vested stock options and restricted stock. See 2005 Proxy Statement for further details. Insider Buys in Last Twelve Months (1) Insider Buys in Last Twelve Months (1) Insider Buys in Last Twelve Months (1) Date of Purchase Insider # of Shares 8/10/04 Lynch 5,000 4/25/05 Campanelli 10,000 5/12/05 Lynch 3,000 5/16/05 Sidhu 20,000 5/16/05 Sidhu 1,650 (1) As disclosed in accordance with Form 4 filings with the SEC

Strong Corporate Governance Sovereign's Corporate Governance Quotient* is better than 97.6% of bank companies as ranked by Institutional Shareholder Services Goal is to always remain in top quartile of bank companies Source: Yahoo Finance CGQ provided by Institutional Shareholder Services (ISS) as of 7/1/05 *ISS is currently in the process of revising their ratings methodology

Improving Performance and Strong Operating/Cash Earnings Growth

Stronger Balance Sheet 2002 2003 2004 1Q05 2Q05 Residential Loans 4348 5075 8497 9783 9997 Consumer Loans 8519 10010 14269 15173 15118 Commercial Loans 10327 11064 13864 15364 16152 2002 2003 2004 1Q05 2Q05 Checking 11036 11392 13764 14628 14523 Savings 3038 3099 3807 3923 3807 Money Market 5757 6843 7870 8674 8352 CD's 7020.021 6009.902 7114.373 9460.879 9418.691 $36.7 $32.6 $27.3 $26.9 $40.3 $36.6 $26.1 $23.2 25.6% CAGR Diverse Loan Mix 12.4% CAGR Attractive Low-Cost Deposit Base $41.3 $36.1 Source: period-end balances presented in company financials

Improved Quality of Balance Sheet 2002 2003 2004 1Q05 2Q05 Investments 0.2871 0.2901 0.212 0.196 0.1939 Residential Mortgage 0.1098 0.1166 0.156 0.166 0.1673 Consumer 0.2152 0.2301 0.262 0.2575 0.253 Commercial 0.2608 0.2543 0.2545 0.2607 0.2703 Commercial and Consumer Loans are Increasing as a Percentage of Total Assets, Reducing Reliance on the Investment Portfolio Comm'l & Consumer Loan Yld: 5.61% NCO's: .25% Net Loan Yld: 5.36% Net Yld on Investments: 5.06% Residential: 5.20% Source: period-end balances presented in company financials

Balance Sheet Has Been Gradually Delevered 2002 2003 2004 1Q05 2Q05 Investments 0.287 0.29 0.212 0.196 0.1938 Significant Improvement Has Been Made in Reducing Investment Securities as a Percentage of Total Assets Source: period-end balances presented in company financials

Positive Operating Leverage 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 East 0.5167 0.4922 0.5044 0.501 0.4836 0.4867 Results in Continued Improvement in Efficiency Ratio 2Q05 2Q04 % Change Total Revenue $562 $456 23% G&A Expenses $273 $225 22% Operating Leverage Operating Leverage Operating Leverage 1.1x Efficiency ratio equals G&A expenses as a percentage of total revenue, defined as the sum of net interest income and total fees and other income before securities transactions

Consistent Growth in Operating/Cash Earnings 2002 2003 2004 Net Income 341.985 401.851 453.552 Operating/Cash Net Income 410.322 470.789 602.268 GAAP EPS 1.23 1.38 1.38 Operating/Cash EPS 1.47 1.62 1.84 CAGR Total EPS GAAP Net Income - 15% 6% Operating/Cash Earnings - 21% 12% Operating/cash earnings excludes most non-cash, non-operating charges. Please see appendix for reconciliation of net income to operating/cash earnings, as well as related per share amounts.

Improvement in Operating Metrics Operating/Cash Return on Average Equity 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 East 0.0117 0.012 0.0117 0.0122 0.013 0.0131 Improved Operating Return on Average Assets 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 East 0.2542 0.2475 0.2696 0.2665 0.2652 0.2909 Operating/Cash Return on Average Tangible Equity 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 East 0.1508 0.1487 0.1382 0.1361 0.1334 0.1384 * See reconcilement in Appendix

High Cost Debt Has Been Paid Off Amount (millions) Description Maturity Date Date Paid Off $200 10.25% Senior Notes 5/15/04 $162.4 on 3/7/03 $37.6 on 5/15/04 $175 8 5/8% Senior Notes 3/15/04 $139.2 on 3/7/03 $35.8 on 3/15/04 $500 10.50% Senior Notes 11/15/06 9/21/04 Current Debt Outstanding Sovereign Bancorp outstanding debt $300 million senior notes, Libor + 33 bps, due 8/25/06 Sovereign Bank outstanding debt $300 million subordinated notes, 4 1/2%, due 8/1/13 $500 million subordinated notes, 5 1/4%, due 3/15/13

Capital Management

Strong Internal Generation of Capital Average TCE generated per quarter in 2005 = ~ $200 million

Return of Net Income to Shareholders (dollars in millions)

Capital Allocation Discipline Investing in organic growth Share repurchases Cash dividend Mergers and acquisitions Only if it meets our M&A criteria: Accretive to operating/cash earnings within the first year Must not significantly deviate from capital goals Should be consistent with or improve our operating/cash earnings growth rate Consistent with our critical success factors Any acquisition will be compared to other alternative uses of capital

Capital Allocation Decisions Current yield curve limits balance sheet growth Repurchase program Previously authorized repurchase program of ~20 million shares Sovereign has repurchased 16 million shares through July 1, 2005 YTD Combined Payout Ratio of 86% Additional 20 million shares authorized by Board on July 20, 2005 Cash dividend Increased annual cash dividend by $.04 during the first quarter of 2005, to $.16 per year Board of Directors has committed to revisit the dividend level again during the second half of 2005 Current Dividend Yield of .8% Current Dividend Payout Ratio of 8.7% At the current time, share repurchases are an optimal use for deploying excess capital

Sovereign's Growth Compared to Eastern U.S. Banks and Thrifts Source: SNL DataSource [1] Core deposits are total deposits excluding foreign deposits and jumbo time deposits.

Growth Driven in Part by Acquisitions ($ in millions) Source: SNL DataSource, Factset * * Excludes TD Banknorth/HU transaction

Prices Paid Have Been on Par With or Lower Than the Market ($ in millions) Source: SNL DataSource

Comparison to Top 50 Banks

Sovereign's Total Loan Yield Compared to Top 50 National Banks Source: SNL Datasource as of 1Q05 Data not available for DRL, MEL, & WHI Green = Top quartile Red = Bottom quartile Sovereign's Total Loan Yield is in the Third Quartile 5.40% Median 5.67%

Sovereign's Total Deposit Cost Compared to Top 50 National Banks Source: SNL Datasource as of 1Q05 Data not available for C, DRL & NDE Green = Top quartile Red = Bottom quartile Sovereign's Total Deposit Cost is in the Second Quartile 1.33% Median 1.43%

Sovereign's Efficiency Ratio Compared to Top 50 National Banks Source: SNL Datasource as of 1Q05 Data not available for DRL Green = Top quartile Red = Bottom quartile Sovereign's Efficiency Ratio is in the First Quartile 48.4% Median 55.8%

Sovereign's Tier 1 Leverage Compared to Top 50 National Banks Source: Data as of 1Q05 Data not available for DRL & WM Green = Top quartile Red = Bottom quartile 6.96% Median 7.19% Sovereign's Tier 1 Leverage Ratio is in the Third Quartile

Management's Priorities Continue to increase loan yields by gradually changing mix Continue to focus efforts on core deposit growth Maintain solid capital position and capital allocation discipline Remain focused on four critical success factors

Summary

Earnings Goals 2005 through 2007 2004 $1.84 A 14% $1.66 - 2005 ? $2.00 9% ? $1.85 11.4% 2006 ? $2.20 - $2.30 10% ? $2.04 10.3% 2007 ? $2.40 - $2.50 10% ? N/A N/A Management's Stretch Operating/Cash Goal (1) Implied Annual Growth Please see appendix for reconcilement of GAAP to Operating/Cash Earnings. Operating/cash earnings per share excludes $.04 of merger and integration charges in 2005 and amortization of intangibles of $.12, $.10, and $.09 for 2005, 2006 and 2007, respectively. Management's earnings goals are not to be construed as guidance. Analyst mean estimate includes amortization of intangibles and excludes certain one-time charges. Management's definition of operating/cash earnings excludes both of these items. Analyst's Mean Estimate (2) Implied Annual Growth

Above Average Shareholder Value Creation Potential 2004A $1.84 12.3x $22.55 N/A 2005E ? $2.00 13x $26.00 15% 2006E ? $2.20 - $2.30 13x $29.25 14% 2007E ? $2.40 - $2.50 13x $31.85 12% Management's Stretch Operating/Cash Goal (1) P/E * From year-end 2004 stock price of $22.55 to the date indicated Please see appendix for reconcilement of GAAP to Operating/Cash Earnings CAGR* Implied Stock Price

Analyst Opinions Relative to Eastern U.S. Banks/Rating Agency Actions Analyst Opinions Relative to Peers Development of Analyst Estimates Source: Thomson Financial As of June 15, 2005 Strong Buy / Buy Hold Under- perform / Sell Sovereign 53% 47% 0% Large Cap SunTrust 15% 69% 15% BB&T 4% 72% 24% PNC 15% 70% 15% North Fork 72% 24% 4% M&T Bank 14% 86% 0% Average 24% 61% 12% Regional TD Banknorth 12% 82% 6% Mercantile 37% 58% 5% Fulton Financial 17% 58% 25% Valley National 0% 88% 13% Hudson United 0% 73% 27% Susquehanna 0% 90% 10% Provident 0% 55% 9% Average 15% 72% 14% As of June 15, 2005 Strong Buy / Buy Hold Under-perform / Sell Sovereign 53% 47% 0% New York Area Thrifts New York Community 41% 41% 18% Independence Community 33% 67% 0% Astoria Financial 8% 92% 0% Webster Financial 20% 60% 20% Average 26% 65% 9% Rating Agency Actions Received upgrade from Moody's in January 2004 Placed on positive outlook by Moody's in March 2005 Placed on positive outlook by S&P and Fitch in April 2005

Clear and Consistent Strategy and Tactics for the Future Strong, experienced and deep management team in place Structure and strategy are organized to seize superior growth opportunities, while maintaining our capital allocation and M&A discipline Focus is on tactics and superior execution As we execute, we will remain committed to our critical success factors of: Superior asset quality Superior risk management Strong sales and service culture that aligns team member performance with a recognition and rewards system High level of productivity through revenue growth and efficient expense control Above average earnings and shareholder value growth and consistent improvement in operating metrics expected over the coming few years

Appendix

One Non-GAAP Financial Measure Effective in the fourth quarter of 2004, Sovereign moved to one non-GAAP financial measure - Operating/Cash Earnings Provides greater financial transparency Provides useful supplemental information when evaluating Sovereign's core businesses Consistent with SEC's publicly stated desire for fewer non-GAAP disclosures Operating/Cash Earnings represent net income adjusted for after-tax effects of merger-related and integration charges, any other non-recurring charges and the amortization of intangible assets

Reconciliation of Operating/Cash Earnings to GAAP Earnings - Actual ($ in thousands, all numbers shown net of tax) 1 Net Income for EPS purposes

Reconciliation of Operating/Cash EPS to GAAP EPS - Actual

Reconciliation of Operating/Cash EPS to GAAP EPS - Forward Looking Stretch Goals Note: 2005 analyst mean estimate is $1.85, which excludes merger-related charges. This compares to management's stretch goal for 2005 GAAP EPS of $1.84 plus $.04 in merger- related charges, or $1.88.

Reconciliation of Equity to Tangible Equity and Operating/Cash Return on Equity to Operating/Cash Return on Tangible Equity - Actual